UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 20, 2012, Amerigon Incorporated (the “Company” or “Amerigon”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC as the sole book-running manager and Craig-Hallum Capital Group LLC as co-manager (together, the “Underwriters”), in connection with the public offering of 4,600,000 shares of common stock. Additionally, the Company granted to the Underwriters a 30-day option to purchase up to an additional 690,000 shares of common stock to cover over-allotments, if any. The price to the public in this offering is $15.25 per share and the Underwriters have agreed to purchase the shares from the Company at a price of $14.335 per share. The net proceeds to the Company from this offering are expected to be approximately $65,656,000, after deducting underwriting discounts and other estimated offering expenses and assuming no exercise of the over-allotment option. Closing is expected to occur on March 23, 2012.

The offering of the common stock was made pursuant to the Registration Statement on Form S-3 (File No. 333-176887), the prospectus declared effective September 28, 2011, and the related prospectus supplement dated March 19, 2012.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Amerigon filed a shelf registration statement on Form S-3 (File No. 333-176887) (the “Registration Statement”) including an accompanying prospectus (the “Base Prospectus”) with the Securities and Exchange Commission (the “SEC”) on September 16, 2011. The Registration Statement was declared effective by the SEC on September 28, 2011. Amerigon filed a prospectus supplement to the Base Prospectus with the SEC on March 19, 2012 (the “Prospectus Supplement”).

In connection with the Registration Statement and the filing of the Prospectus Supplement, this Current Report on Form 8-K is being filed to update the opinion letter of Honigman Miller Schwartz and Cohn LLP filed as Exhibit 5.1 to the Registration Statement relating to the legality of the issuance and sale of the securities to be offered and sold under the Registration Statement (a copy the opinion letter of Honigman Miller Schwartz and Cohn LLP is attached to this Current Report on Form 8-K as Exhibit 5.1).

On March 20, 2012, the Company issued a press release announcing the terms of the offering. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1*	Underwriting Agreement, dated March 20, 2012, by and between Amerigon, Roth Capital Partners, LLC and Craig-Hallum Capital Group LLC.

5.1*	Opinion Letter of Honigman Miller Schwartz and Cohn LLP as to the issuance and sale of the securities.

23.1*	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1).

99.1*	Press Release, dated March 20, 2012, entitled “Amerigon Prices Public Offering of Common Stock.”

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

Date: March 20, 2012	By:	/s/ BARRY G. STEELE
Barry G. Steele, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Underwriting Agreement, dated March 20, 2012, by and between Amerigon and Roth Capital Partners, LLC.

5.1*	Opinion Letter of Honigman Miller Schwartz and Cohn LLP as to the issuance and sale of the securities

23.1*	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1)

99.1*	Press Release, dated March 20, 2012, entitled “Amerigon Prices Public Offering of Common Stock.”

*	Filed herewith